Exhibit 10.1

EXECUTION COPY

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into effective as of September 19, 2005 (the “Amendment Effective Date”), among ENBRIDGE ENERGY PARTNERS, L.P., a Delaware limited partnership, as borrower (the “Borrower”), the financial institutions parties to the Credit Agreement hereinafter referenced (collectively, the “Existing Lenders”), each New Lender (hereinafter defined) and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as L/C Issuer (in such capacity, the “L/C Issuer”).  As used herein, the term “New Lender” means each financial institution that is named as a Lender on the signature pages hereto that is not an Existing Lender and the term “Lenders” means, collectively, the New Lenders and the Existing Lenders.

WHEREAS, the Borrower, the Existing Lenders, the Administrative Agent, and the other agents named therein are parties to that certain Amended and Restated Credit Agreement dated as of January 24, 2003, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of January 12, 2004, that certain Second Amendment to Amended and Restated Credit Agreement dated as of April 26, 2004, and that certain Third Amendment to Amended and Restated Credit Agreement dated as of April 14, 2005  (as amended, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Credit Agreement be further amended and modified to effect the matters described in Section 2 below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.           Definitions.  Unless otherwise defined in this Amendment, terms used in this Amendment which are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.  The interpretive provisions set forth in Section 1.02 of the Credit Agreement shall apply to this Amendment.

SECTION 2.           Amendments to the Credit Agreement.  Subject to satisfaction of the conditions precedent set forth in Section 3 of this Amendment, effective as of the Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(a)           The definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the chart set forth therein and replacing it with the following:

Applicable Rate

Pricing Level	Debt Ratings S&P/Moody’s	Facility Fee Rate	Applicable Rate for Eurodollar Loans and Applicable Rate for Letters of Credit	Applicable Rate for Base Rate Loans	Utilization Fee Rate

1	A/A2 or higher	.060%	.170%	-0-	.100%
2	A-/A3	.065%	.210%	-0-	.100%
3	BBB+/Baa1	.080%	.270%	-0-	.100%
4	BBB/Baa2	.100%	.350%	-0-	.100%
5	BBB-/Baa3	.125%	.500%	-0-	.100%
6	Lower than BBB-/Baa3 or unrated	.175%	.575%	-0-	.100%

(b)           The definition of “Excess Swap Termination Value” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the first three words of clause (i) (“all Swap Contracts”) and inserting the following in lieu thereof:  “all Swap Contracts (other than EPRM Swap Contracts)”.

(c)           The definition of “Letter of Credit Sublimit” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing the term “$175,000,000” set forth therein with the term “$300,000,000”.

(d)           The following definition is hereby added to Section 1.01 of the Credit Agreement:

“Acquisition Period” means the period beginning with the date of payment of the purchase price for a Specified Acquisition (the “Acquisition Closing Date”) and continuing through the earliest of (a) the last day of the second fiscal quarter following the quarter in which the Acquisition Closing Date occurs, (b)  the date designated by the Borrower as the termination date of such Acquisition Period, or (c) the Quarter End Date on which the Borrower is in compliance with Section 7.13 as such compliance is determined as if such period was not the Acquisition Period.  As used in this definition, “Specified Acquisition” means any one or more transactions (a) consummated during a consecutive 9-month period pursuant to which the Borrower or one or more of its Subsidiaries, or any combination of the foregoing, directly or indirectly, whether in the form of capital expenditure, an investment, a merger, a consolidation, an amalgamation or otherwise and whether through a solicitation of tender of equity interests, one or more negotiated block, market, private or other transactions, or any combination of the foregoing, acquires for an aggregate purchase price of not less than $50,000,000 (i) all or substantially all of the business or assets of any other Person or operating division or business unit of any other Person or (ii) more than 50% of the equity interests in any other Person and (b) designated by the Borrower to the Administrative Agent as a “Specified Acquisition” (such designation may be made at any time during an Acquisition Period that began on the Acquisition Closing Date for such Specified Acquisition); provided that following a designation of a Specified Acquisition, the Borrower may not designate a subsequent Specified Acquisition unless, after the end of the most recent Acquisition Period there shall have occurred at least one Quarter End Date on which the Borrower is in compliance with Section 7.13, as such compliance is determined as if such period was not an Acquisition Period.  As used in this definition, “Quarter End Date” means the last date of a fiscal quarter.

(e)           New definitions of “EPRM” and “EPRM Swap Contracts” are hereby added to Section 1.01 of the Credit Agreement as follows:

“EPRM” means Enbridge Partners Risk Management, L.P., a Delaware limited partnership, and a Wholly-Owned Subsidiary.

“EPRM Swap Contracts” means Swap Contracts to which EPRM is a counterparty, provided that (a) no other Subsidiary of the Borrower is a counterparty thereto or has Guarantee Obligations with respect thereto, (b) EPRM engages in no business other than the entry into Swap Contracts and related documents, instruments and agreements, and the performance of obligations and duties, the taken of actions, and the exercise of rights, privileges, interests or benefits under and incidental thereto, and (c) EPRM’s assets consist solely of Swap Contracts and related documents, instruments and agreements, and rights, privileges, interests and benefits thereunder, and other assets related to, or needed or needful for, the performance of obligations, taking of actions or exercise of rights, privileges, interests or benefits thereunder or arising under, or in connection with, revenues and operations with respect thereto.

(f)            Section 2.10(c) of the Credit Agreement (Other Fees) is hereby amended by (i) replacing the date “December 16, 2002” set forth in the first sentence thereof with the date “September 16, 2005” and (ii) deleting the last sentence thereof.

(g)           Section 7.13 of the Credit Agreement (Consolidated Leverage Ratio) is hereby amended by replacing clauses (1), (2) and (3) thereof with the following:  “(1) during an Acquisition Period, 5.50 to 1.00, and (2) during any period other than an Acquisition Period as follows: (A) during the period from April 1, 2004 to and including December 31, 2006, 5.25 to 1.00, and (B) thereafter, 5.00 to 1.00;”

(h)           Section 7.17 of the Credit Agreement (Swap Contracts) is hereby amended by replacing the phrase “property of the person entering into such Swap Contract” with the phrase “property of the Borrower or a Subsidiary of the Borrower”, so that Section 7.17 reads as follows:

7.17        Swap Contracts.  The Borrower shall not, nor shall its permit any Subsidiary to, enter into or permit to exist any obligations under any Swap Contracts for purposes of speculation.

(i)            (i) The Commitments under the Credit Agreement are hereby increased from $600,000,000 to $800,000,000, (ii) each New Lender is a Lender under the Credit Agreement with all rights, powers, obligations, duties and privileges attendant thereto, and (iii) each New Lender’s and each Existing Lender’s Commitment is as set forth on Schedule 2.01 attached hereto.

(j)            Schedule 2.01 attached to the Credit Agreement (Commitments and Pro Rata Shares) is hereby amended in its entirety to read as set forth on Schedule 2.01 attached hereto.

(k)           Exhibit C attached to the Credit Agreement (Form of Compliance Certificate) is hereby amended as follows:  the chart relating to the maximum permitted leverage ratio set forth in Schedule 2 thereof under the heading entitled “Section 7.13 – Leverage Ratio” is hereby replaced in its entirety with the following:

Maximum Leverage Ratio
During an Acquisition Period*:	5.50:1.00

*If a Specified Acquisition has been or is hereby designated by the Borrower and the corresponding Acquisition Period is in effect as of the Statement Date, a separate sheet of paper is to be attached to this Compliance Certificate setting forth the corresponding Acquisition Closing Date (and if such Acquisition Period has terminated, the last day of such Acquisition Period), and describing the transactions that constitute such Specified Acquisition. Check the applicable line:

• The Borrower has previously designated such Specified Acquisition; or
• The Borrower hereby designates such Specified Acquisition.

During any Period other than an Acquisition Period:
April 1, 2004 through and including December 31, 2006	5.25:1.00
Thereafter	5.00:1.00

SECTION 3.           Conditions of Effectiveness.  The amendments to the Credit Agreement set forth in Section 2 of this Amendment shall be effective on the Amendment Effective Date, provided that the Administrative Agent shall have received the following:

(a)           a counterpart of this Amendment executed by each of the parties hereto (which may be by telecopy transmission);

(b)           to the extent requested by any Lender, a Note in a maximum principal amount equal to such Lender’s Commitment, which Note, to the extent delivered in favor of an Existing Lender, shall be a renewal and replacement of, and shall be given in substitution and exchange for, but not in payment of, those Notes held by such Existing Lender prior to the date hereof;

(c)           such certificates of resolutions or other action, incumbency certificates and/or other certificates of a Responsible Officer as the Administrative Agent may reasonably require to establish the identities of and verify the authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment;

(d)           a certificate from the appropriate governmental authority in the Borrower’s state of organization evidencing that the Borrower is in good standing, and a certificate of a Responsible Officer certifying that no amendments have been made to the Borrower’s Organization Documents since January 24, 2003, or if such amendments have been made, certifying a copy of such amendments;

(e)           a certificate of a Responsible Officer certifying that there has been no event or circumstance since the date of the financial statements dated as of December 31, 2004 delivered pursuant to Section 6.01(a) of the Credit Agreement which has or could reasonably be expected to have a Material Adverse Effect;

(f)            an opinion of counsel to the Borrower with respect to the Credit Agreement as amended, substantially in the form attached as Exhibit E to the Credit Agreement;

(g)           all upfront fees, other fees, and expenses that are required to be paid by the Borrower concurrently with the Amendment Effective Date;   and

(h)           such other assurances, certificates, documents, consents or opinions as the Administrative Agent, the L/C Issuer, or the Required Lenders reasonably may require and timely request.

SECTION 4.           Qualifying Subordinated Debt.  The Borrower represents and warrants that, as of the Amendment Effective Date, the outstanding principal balance of Qualifying Subordinated Debt is $142,100,000 plus interest which has accrued since December 31, 2004 and been added to principal, and the holder of such Qualifying Subordinated Debt is Enbridge Hungary Liquidity Management Limited Liability Company (“Enbridge Hungary”).  The Borrower agrees to deliver, within [30] days after the Amendment Effective Date, an acknowledgement in form reasonably satisfactory to the Administrative Agent, executed on behalf of such holder, that the subordination agreement executed by Enbridge Hungary for the benefit of holders of Obligations owing under the Credit Agreement remains in full force and effect.

SECTION 5.           Acknowledgment and Ratification.  As a material inducement to the Administrative Agent and the Lenders to execute and deliver this Amendment, the Borrower agrees and acknowledges that the execution, delivery, and performance of this Amendment shall, except as expressly provided herein, in no way release, diminish, impair, reduce, or otherwise affect the obligations of the Borrower under the Loan Documents, which Loan Documents shall remain in full force and effect.

SECTION 6.           Borrower’s Representations and Warranties.  As a material inducement to the Administrative Agent and the Lenders to execute and deliver this Amendment, the Borrower represents and warrants to the Lenders (with the knowledge and intent that the Lenders are relying upon the same in entering into this Amendment) that as of the Amendment Effective Date and as of the date of its execution of this Amendment, that:

(a)           This Amendment, the Credit Agreement as amended hereby, and each other Loan Document have been duly authorized, executed and delivered by the Borrower and constitute its legal, valid and binding obligations enforceable against it in accordance with their respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors’ rights generally and to general principles of equity).

(b)           There has been no event or circumstance since the date of the financial statements dated as of December 31, 2004 delivered pursuant to Section 6.01(a) of the Credit Agreement which has or could reasonably be expected to have a Material Adverse Effect.  The representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date, after giving effect to this Amendment, as if made on and as of the Amendment Effective Date except to the extent such representations and warranties relate solely to an earlier date, in which case, they shall be true and correct as of such date.

(c)           As of the date hereof, at the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(d)           No approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority is required to be obtained or made by the Borrower by any material statutory law or regulation applicable to it as a condition to the execution, delivery or performance by, or enforcement against, the Borrower of this Amendment.  The execution, delivery and performance by the Borrower of this Amendment has been duly authorized by all necessary corporate or other organizational action, and does not and will not (i) violate the terms of any of the Borrower’s Organization Documents, (ii) result in any breach of, constitute a default under, or require pursuant to the express provisions thereof, the creation of any consensual Lien on the properties of the Borrower under, any Contractual Obligation to which the Borrower is a party or any order, injunction, writ or decree of any Governmental Authority to which the Borrower or its property is subject, or (iii) violate any Law, in each case with respect to the preceding clauses (i) through (iii), which would reasonably be expected to have a Material Adverse Effect.

SECTION 7.           Administrative Agent, L/C Issuer and Lenders Make No Representations or Warranties. None of the Administrative Agent, the L/C Issuer nor any Lender (a) makes any representation or warranty nor assumes any responsibility with respect to any statements, warranties, or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of the Credit Agreement, the Loan Documents, or any other instrument or document furnished pursuant thereto, or (b) makes any representation or warranty nor assumes any responsibility with respect to the financial condition of the Borrower or any other Person or the performance or observance by such Persons of any of their obligations under the Loan Documents, or any other instrument or document furnished pursuant thereto.

SECTION 8.           New Lenders’ Representations, Warranties, Covenants, and Agreements.  Each New Lender (a) confirms that it has received a copy of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and become a Lender party to the Credit Agreement, (b) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (c) appoints or authorizes the

Administrative Agent to take such action on its behalf and to exercise such powers under the Loan Documents as are delegated by the terms thereof, together with such powers as are reasonably incidental thereto, (d) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender, and (e) specifies as its lending office and address for notices the offices set forth on the administrative details form provided to the Administrative Agent.

SECTION 9.           Costs.  The Borrower agrees to pay the reasonable Attorney Costs of the Administrative Agent and all other reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and any other documents executed by the Borrower in connection herewith.  The Borrower agrees to pay such amounts within 30 days of receipt of a corresponding reasonably-detailed statement of related time, charges and other information.

SECTION 10.         Effect of Amendment.

(a)           This Amendment (i) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement or of any of the instruments or agreements referred to therein and (ii) shall not prejudice any right or rights which the Administrative Agent or the Lenders may now have under or in connection with the Credit Agreement, as amended by this Amendment.  Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same.  It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and such Credit Agreement shall be read and construed as one instrument.

(b)           From and after the Amendment Effective Date, (i) each reference in the Credit Agreement, including the schedules and exhibits thereto and the other documents delivered in connection therewith, to the “Credit Agreement,” “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby, (ii) each reference in the Credit Agreement, including the schedules and exhibits thereto and the other documents delivered in connection therewith, to “$600,000,000” shall be deemed to be and shall be a reference to “$800,000,000” and (iii) each reference in the Credit Agreement, including the schedules and exhibits thereto and the other documents delivered in connection therewith, to “Lenders” shall include each of the New Lenders.

SECTION 11.         Existing Loans and Letters of Credit.   As of the Amendment Effective Date, each Existing Lender shall be deemed to have assigned, without recourse, to the New Lenders such portion of such Existing Lender’s Loans and L/C Obligations such that the Pro Rata Share of each Lender (including each Existing Lender and each New Lender) shall be as set forth on Schedule 2.01 of the Credit Agreement as amended hereby.  The parties hereto consent to all reallocations and assignments of Commitments and Outstanding Amounts effected pursuant to this Amendment, and agree that such reallocations and assignments shall be deemed effective as if such reallocations and assignments were evidenced by an Assignment and Acceptance in the form attached as Exhibit D to the Credit Agreement.  On the Amendment Effective Date, the New Lenders and Existing Lenders shall make full cash settlement with each other either directly or through the Administrative Agent, as the Administrative Agent may direct or approve, with respect to all assignments and reallocations as reflected in this Section such that after giving effect to such settlement each Lender’s (including each Existing Lender’s and each New Lender’s) Pro Rata Share of the Commitments equals (with customary rounding) its Pro Rata Share as reflected on Schedule 2.01 to the Credit Agreement as amended hereby of (a) the Outstanding Amount of all Loans, and (b) the Outstanding Amount of all L/C Obligations.

SECTION 12.         Miscellaneous.  This Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of New York and applicable federal law.  The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.  This Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument.  In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart.  This Amendment, and any documents required or requested to be delivered pursuant to Section 3 hereof, may be delivered by facsimile transmission of the relevant signature pages hereof and thereof, as applicable.  This Amendment shall be a “Loan Document” as defined in the Credit Agreement.

SECTION 13.         USA PATRIOT Act Notice.  Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower in accordance with the Act.

SECTION 14.         Entire Agreement.  THE CREDIT AGREEMENT (AS AMENDED BY THIS AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

ENBRIDGE ENERGY PARTNERS, L.P.,
a Delaware limited partnership, as Borrower

By:	ENBRIDGE ENERGY MANAGEMENT, L.L.C.,
as delegate of Enbridge Energy Company, Inc.,
its General Partner

By:
Name:
Title:

By:
Name:
Title:

[SIGNATURE PAGE TO FOURTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

BANK OF AMERICA, N.A., as a Lender and
L/C Issuer

By:
Name:
Title:

[SIGNATURE PAGE TO FOURTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF MONTREAL, as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FOURTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT]

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FOURTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT]

ABN AMRO BANK N.V., as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FOURTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT]

UBS LOAN FINANCE LLC, as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FOURTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT]

CITIBANK, N.A., as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FOURTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT]

CIBC INC., as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FOURTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT]

TORONTO DOMINION (TEXAS) LLC, as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FOURTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT]

LEHMAN BROTHERS BANK, FSB, as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FOURTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FOURTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT]

ROYAL BANK OF CANADA, as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FOURTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT]

SUNTRUST BANK, as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FOURTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT]

SCHEDULE 2.01

COMMITMENTS

AND PRO RATA SHARES

Lender	Commitment	Pro Rata Share
Bank of America, N.A.	$93,300,000	11.662500000
Bank of Montreal	$93,300,000	11.662500000
Wachovia Bank, National Association	$93,300,000	11.662500000
ABN AMRO Bank N.V.	$71,700,000	8.962500000
UBS Loan Finance LLC	$71,700,000	8.962500000
Citibank, N.A.	$70,000,000	8.750000000
CIBC Inc.	$58,300,000	7.287500000
Toronto Dominion (Texas) LLC	$58,300,000	7.287500000
Lehman Brothers Bank, FSB	$50,000,000	6.250000000
Deutsche Bank AG New York Branch	$46,700,000	5.837500000
Royal Bank of Canada	$46,700,000	5.837500000
SunTrust Bank	$46,700,000	5.837500000

Total:	$800,000,000	100.000000000%